Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces Results

for the First Quarter Ended March 31, 2020

KIRKLAND, WASHINGTON, April 28, 2020-- Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter ended March 31, 2020.

●

Revenue was $165.8 million for the quarter ended March 31, 2020, a 0.6% decrease from $166.7 million for the quarter ended December 31, 2019 and a 17.3% increase from $141.4 million for the quarter ended March 31, 2019.

●	GAAP gross margin was 55.2% for the quarter ended March 31, 2020, compared with 55.2% for the quarter ended March 31, 2019.

●

Non-GAAP (1) gross margin was 55.5% for the quarter ended March 31, 2020, excluding the impact of $0.6 million for stock-based compensation expense and $0.1 million for deferred compensation plan income, compared with 55.6% for the quarter ended March 31, 2019, excluding the impact of $0.5 million for stock-based compensation expense and $0.1 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $60.5 million for the quarter ended March 31, 2020, compared with $56.3 million for the quarter ended March 31, 2019.

●

Non-GAAP (1) operating expenses were $46.1 million for the quarter ended March 31, 2020, excluding $18.0 million for stock-based compensation expense and $3.6 million for deferred compensation plan income, compared with $39.0 million for the quarter ended March 31, 2019, excluding $15.5 million for stock-based compensation expense and $1.8 million for deferred compensation plan expense.

●	GAAP operating income was $31.0 million for the quarter ended March 31, 2020, compared with $21.7 million for the quarter ended March 31, 2019.

●

Non-GAAP (1) operating income was $45.9 million for the quarter ended March 31, 2020, excluding $18.6 million for stock-based compensation expense and $3.7 million for deferred compensation plan income, compared with $39.6 million for the quarter ended March 31, 2019, excluding $16.0 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets and $1.8 million for deferred compensation plan expense.

●	GAAP other expense, net, was $1.7 million for the quarter ended March 31, 2020, compared with other income, net, of $3.3 million for the quarter ended March 31, 2019.

●

Non-GAAP (1) other income, net was $2.0 million for the quarter ended March 31, 2020, excluding $3.8 million for deferred compensation plan expense, compared with $1.4 million for the quarter ended March 31, 2019, excluding $1.9 million for deferred compensation plan income.

●	GAAP income before income taxes was $29.3 million for the quarter ended March 31, 2020, compared with $25.1 million for the quarter ended March 31, 2019.

●

Non-GAAP (1) income before income taxes was $47.9 million for the quarter ended March 31, 2020, excluding $18.6 million for stock-based compensation expense and $0.1 million for deferred compensation plan expense, compared with $41.0 million for the quarter ended March 31, 2019, excluding $16.0 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets, and $0.1 million for deferred compensation plan income.

●

GAAP net income was $35.8 million and GAAP earnings per share were $0.77 per diluted share for the quarter ended March 31, 2020. Comparatively, GAAP net income was $26.2 million and GAAP earnings per share were $0.58 per diluted share for the quarter ended March 31, 2019.

●

Non-GAAP (1) net income was $44.3 million and non-GAAP earnings per share were $0.95 per diluted share for the quarter ended March 31, 2020, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $37.9 million and non-GAAP earnings per share of $0.84 per diluted share for the quarter ended March 31, 2019, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended March 31,
End Market	2020	2019
Computing and storage	$51,957	$39,188
Automotive	23,312	20,517
Industrial	25,237	21,340
Communications	27,870	22,182
Consumer	37,402	38,136
Total	$165,778	$141,363

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended March 31,
Product Family	2020	2019
DC to DC	$156,875	$132,711
Lighting Control	8,903	8,652
Total	$165,778	$141,363

“We are not immune to the macro-economic reality, but our long-term growth prospects remain intact," said Michael Hsing, CEO and founder of MPS. “We will continue to execute our plan and are prepared to manage the volatility of future customer demand.”

Business Outlook

The following are MPS’ financial targets for the second quarter ending June 30, 2020:

●	Revenue in the range of $167 million to $173 million.

●	GAAP gross margin between 55.0% and 55.6%. Non-GAAP (1) gross margin between 55.3% and 55.9%, which excludes an estimated impact of stock-based compensation expenses of 0.3%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $60.9 million and $64.9 million. Non-GAAP (1) R&D and SG&A expenses between $43.4 million and $45.4 million, which excludes an estimate of stock-based compensation expenses in the range of $17.5 million to $19.5 million.

●	Total stock-based compensation expense of $18.1 million to $20.1 million.

●	Litigation expenses ranging between $1.7 million and $2.1 million.

●	Interest income of $1.7 million to $1.9 million.

●	Fully diluted shares outstanding between 45.8 million and 47.8 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income (expense), net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income (expense), net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP other income (expense), net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, April 28, 2020. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 5197519. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS' products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS' schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adopting of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak first identified in December 2019, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS' financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS’s Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on February 28, 2020. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is based in the United States. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	March 31,	December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$154,880	$172,960
Short-term investments	334,386	282,437
Accounts receivable, net	54,341	52,704
Inventories	131,499	127,500
Other current assets	29,679	19,605
Total current assets	704,785	655,206
Property and equipment, net	236,807	228,315
Long-term investments	3,057	3,138
Goodwill	6,571	6,571
Deferred tax assets, net	13,821	17,193
Other long-term assets	42,463	45,952
Total assets	$1,007,504	$956,375

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37,752	$27,271
Accrued compensation and related benefits	18,633	26,164
Other accrued liabilities	56,110	44,790
Total current liabilities	112,495	98,225
Income tax liabilities	37,596	37,596
Other long-term liabilities	44,223	47,063
Total liabilities	194,314	182,884
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 44,715 and 43,616, respectively	581,736	549,517
Retained earnings	241,465	229,450
Accumulated other comprehensive loss	(10,011)	(5,476)
Total stockholders’ equity	813,190	773,491
Total liabilities and stockholders’ equity	$1,007,504	$956,375

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2020	2019
Revenue	$165,778	$141,363
Cost of revenue	74,331	63,357
Gross profit	91,447	78,006
Operating expenses:
Research and development	25,956	25,458
Selling, general and administrative	32,164	30,553
Litigation expense	2,341	278
Total operating expenses	60,461	56,289
Income from operations	30,986	21,717
Other income (expense), net	(1,714)	3,341
Income before income taxes	29,272	25,058
Income tax benefit	(6,484)	(1,123)
Net income	$35,756	$26,181

Net income per share:
Basic	$0.80	$0.61
Diluted	$0.77	$0.58
Weighted-average shares outstanding:
Basic	44,455	42,749
Diluted	46,670	45,232

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)
	Three Months Ended March 31,
	2020	2019
Cost of revenue	$557	$531
Research and development	4,370	4,429
Selling, general and administrative	13,635	11,050
Total stock-based compensation expense	$18,562	$16,010

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)
	Three Months Ended March 31,
	2020	2019
Net income	$35,756	$26,181
Net income as a percentage of revenue	21.6%	18.5%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	18,562	16,010
Amortization of acquisition-related intangible assets	-	51
Deferred compensation plan (income) expense	94	(136)
Tax effect	(10,079)	(4,197)
Non-GAAP net income	$44,333	$37,909
Non-GAAP net income as a percentage of revenue	26.7%	26.8%

Non-GAAP net income per share:
Basic	$1.00	$0.89
Diluted	$0.95	$0.84

Shares used in the calculation of non-GAAP net income per share:
Basic	44,455	42,749
Diluted	46,670	45,232

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)
	Three Months Ended March 31,
	2020	2019
Gross profit	$91,447	$78,006
Gross margin	55.2%	55.2%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	557	531
Deferred compensation plan income	(54)	-
Amortization of acquisition-related intangible assets	-	51
Non-GAAP gross profit	$91,950	$78,588
Non-GAAP gross margin	55.5%	55.6%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)
	Three Months Ended March 31,
	2020	2019
Total operating expenses	$60,461	$56,289

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(18,005)	(15,479)
Deferred compensation plan (expense) income	3,602	(1,799)
Non-GAAP operating expenses	$46,058	$39,011

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)
	Three Months Ended March 31,
	2020	2019
Total operating income	$30,986	$21,717

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	18,562	16,010
Amortization of acquisition-related intangible assets	-	51
Deferred compensation plan (income) expense	(3,656)	1,799
Non-GAAP operating income	$45,892	$39,577

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)
	Three Months Ended March 31,
	2020	2019
Total other income (expense), net	$(1,714)	$3,341

Adjustments to reconcile other income (expense), net to non-GAAP other income, net:
Deferred compensation plan (income) expense	3,750	(1,935)
Non-GAAP other income, net	$2,036	$1,406

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)
	Three Months Ended March 31,
	2020	2019
Total income before income taxes	$29,272	$25,058

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	18,562	16,010
Amortization of acquisition-related intangible assets	-	51
Deferred compensation plan (income) expense	94	(136)
Non-GAAP income before income taxes	$47,928	$40,983

2020 SECOND QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)
	Three Months Ending
	June 30, 2020
	Low	High
Gross margin	55.0%	55.6%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	55.3%	55.9%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)
	Three Months Ending
	June 30, 2020
	Low	High
R&D and SG&A expense	$60,900	$64,900
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(17,500)	(19,500)
Non-GAAP R&D and SG&A expense	$43,400	$45,400